TCW Aggressive Growth Equities Fund

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

June 2, 2006

Dear Shareholder:

Your Board of Directors has called a Special Meeting of Shareholders of the TCW Aggressive Growth Equities Fund (the “Aggressive Growth Equities Fund”) scheduled to be held at 9:00 a.m., local time, on June 30, 2006 at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

The Board of Directors of TCW Funds, Inc. (the “Company”), on behalf of the Aggressive Growth Equities Fund, has approved a reorganization of the Aggressive Growth Equities Fund into the TCW Growth Equities Fund (the “Growth Equities Fund”), each a series of the Company managed by TCW Investment Management Company (the “Reorganization”). If the Reorganization is approved by shareholders, you will become a shareholder of the Growth Equities Fund on the date that the Reorganization occurs. The Growth Equities Fund has investment objectives that are identical and investment policies that are similar in many respects to those of the Aggressive Growth Equities Fund. The Reorganization is expected to result in a reduction of the total gross operating expenses and no increase in the total net operating expenses for holders of Class N shares of the Aggressive Growth Equities Fund and a reduction in the total gross operating expenses and net operating expenses for holders of Class I shares of the Aggressive Growth Equities Fund.

You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

After careful consideration, the Board of Directors of the Company unanimously approved this proposal and recommended that shareholders vote “FOR” the proposal.

A Prospectus/Proxy Statement that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience. If you prefer, you may vote by telephone by calling the 1-800 number that appears on the enclosed proxy card. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Aggressive Growth Equities Fund records proxies by telephone it will use procedures designed to: (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions, and (iii) confirm that their instructions have been properly recorded.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Prospectus/Proxy Statement and cast your vote. It is important that your vote be received no later than June 29, 2006.

Proxy solicitations will be made by mail, and may also be made by personal interview, telephone, and facsimile transmission on behalf of the Aggressive Growth Equities Fund by the Company’s directors and officers.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
President
TCW Funds, Inc.

TCW Aggressive Growth Equities Fund

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Notice of Special Meeting of Shareholders of

TCW Aggressive Growth Equities Fund

Scheduled For June 30, 2006

To the Shareholders:

A Special Meeting of Shareholders (“Special Meeting”) of the TCW Aggressive Growth Equities Fund (the “Aggressive Growth Equities Fund”) is scheduled for Friday, June 30, 2006 at 9:00 a.m. local time, at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

The purposes of the Special Meeting of the Aggressive Growth Equities Fund are as follows:

1.	To approve an Agreement and Plan of Reorganization providing for: (i) the transfer of all of the assets and liabilities of the Aggressive Growth Equities Fund to the TCW Growth Equities Fund (the “Growth Equities Fund”); (ii) an amendment to the Articles of Incorporation of TCW Funds, Inc. reclassifying the Class I and Class N shares of the Aggressive Growth Equities Fund into Class I and Class N shares, respectively, of the Growth Equities Fund; (iii) the issuance of Class I and Class N shares, as applicable, of the Growth Equities Fund to holders of the Class I and Class N shares, respectively, of the Aggressive Growth Equities Fund; and (iv) the subsequent complete liquidation of the Aggressive Growth Equities Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 28, 2006 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Prospectus/Proxy Statement. Regardless of whether you plan to attend the meeting, please complete, sign and promptly return the enclosed proxy card or promptly cast your vote by telephone so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Directors of
TCW Funds, Inc.

/s/ Philip K. Holl
Philip K. Holl
Secretary

June 2, 2006

PROSPECTUS/PROXY STATEMENT

TCW Aggressive Growth Equities Fund

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

1-800-FUND-TCW

Special Meeting of Shareholders Scheduled for

June 30, 2006

Aggressive Growth Equities Fund

(a series of TCW Funds, Inc.)

Relating to the Reorganization into

Growth Equities Fund

(a series of TCW Funds, Inc.)

(collectively, the “Funds” and each, a “Fund”)

INTRODUCTION

This Prospectus/Proxy Statement provides you with information about a proposed transaction between the TCW Aggressive Growth Equities Fund (the “Aggressive Growth Equities Fund”) and the TCW Growth Equities Fund (the “Growth Equities Fund”), both series of TCW Funds, Inc. (the “Company”), a Maryland corporation which is an open-end investment company registered under the Investment Company Act of 1940. If approved, this transaction (the “Reorganization”) will involve: (i) the transfer of all of the assets and liabilities of the Aggressive Growth Equities Fund to the Growth Equities Fund, (ii) an amendment to the Articles of Incorporation of the Company reclassifying the Class I and Class N shares of the Aggressive Growth Equities Fund into Class I and Class N shares, respectively, of the Growth Equities Fund, (iii) the issuance of Class I and Class N shares, as applicable, of the Growth Equities Fund to holders of the Class I and Class N shares, respectively, of the Aggressive Growth Equities Fund, and (iv) the complete liquidation of the Aggressive Growth Equities Fund. As a result of the Reorganization, you will receive shares of the Growth Equities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares you held of the Aggressive Growth Equities Fund as of the close of business on the day of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions will be accomplished.

Because you, as a shareholder of the Aggressive Growth Equities Fund, are being asked to approve a transaction that will result in you holding shares of the Growth Equities Fund, this Proxy Statement also serves as a Prospectus for the Growth Equities Fund.

This Prospectus/Proxy Statement, which you should retain for future reference, concisely sets forth important information about the Growth Equities Fund that you should know before investing. A Statement of Additional Information dated June 2, 2006 related to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Reorganization SAI is available upon request and without charge by calling 1-800-FUND-TCW.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. The following documents have been filed with the SEC and are incorporated herein by reference: (i) the Prospectus of the Aggressive Growth Equities Fund and the Growth Equities Fund (Class I shares) dated February 27, 2006; (ii) the Prospectus of the Aggressive Growth Equities Fund and the Growth Equities Fund (Class N shares) dated February 27, 2006; (iii) the Statement of Additional Information of the Aggressive Growth Equities Fund and the Growth Equities Fund dated February 27, 2006 (the “SAI”); and (iv) the Annual Report of the Aggressive Growth Equities Fund and the Growth Equities Fund for the period ended October 31, 2005 (the “Annual Report”). Copies of any of these documents and any subsequently released annual or semi-annual reports for either of the Funds may be obtained, without charge, by calling 1-800-FUND-TCW.

You can copy and review information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Proxy materials, reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

APPENDIX F—	RISKS ASSOCIATED WITH INVESTMENTS IN DERIVATIVES BY THE GROWTH EQUITIES FUND	F-1

SUMMARY

You should read this entire Prospectus/Proxy Statement carefully. For additional information, you should consult the Growth Equities Fund Prospectus and the Aggressive Growth Equities Fund Prospectus, which are incorporated herein by reference, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

On February 23, 2006, the Board of Directors of the Company, on behalf of the Aggressive Growth Equities Fund, approved an Agreement and Plan of Reorganization with respect to the Aggressive Growth Equities Fund (the “Reorganization Agreement”). Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Aggressive Growth Equities Fund to the Growth Equities Fund;

•	the assumption by the Growth Equities Fund of all of the liabilities of the Aggressive Growth Equities Fund;

•	an amendment to the Company’s Articles of Incorporation reclassifying the Class I and Class N shares of the Aggressive Growth Equities Fund into Class I and Class N shares, respectively, of the Growth Equities Fund;

•	the issuance of Class I and Class N shares, as applicable, of the Growth Equities Fund to holders of the Class I and Class N shares, respectively, of the Aggressive Growth Equities Fund; and

•	the complete liquidation of the Aggressive Growth Equities Fund.

The Reorganization is expected to be effective upon the close of business on August 31, 2006, or on such other date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of Class I shares of the Aggressive Growth Equities Fund will become a shareholder of Class I shares of the Growth Equities Fund and each shareholder of Class N shares of the Aggressive Growth Equities Fund will become a shareholder of Class N shares of the Growth Equities Fund.

Each shareholder will hold, immediately after the Closing, Class I shares or Class N shares of the Growth Equities Fund having an aggregate value equal to the aggregate value of the Class I shares or Class N shares, respectively, of the Aggressive Growth Equities Fund held by that shareholder as of the close of business on the business day of the Closing.

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Aggressive Growth Equities Fund and the Growth Equities Fund separately. The proposed Reorganization is designed to provide investors with the ability to invest in a fund with an identical investment objective, long-term capital appreciation, and very similar investment policies to that of the Aggressive Growth Equities Fund, but with a significantly larger asset base than that of the Aggressive Growth Equities Fund. In addition, there is currently substantial overlap in the manner in which the Funds are managed, which would be eliminated if the Funds were reorganized as discussed herein.

Prior to January 1, 2006, the portfolio managers of the Aggressive Growth Equities Fund were Douglas S. Foreman, Christopher J. Ainley, Husam H. Nazer and R. Brendt Stallings. The strategy implemented by the Aggressive Growth Equities Fund was primarily designed by Mr. Foreman. Prior to January 1, 2006, the portfolio managers of the Growth Equities Fund were R. Brendt Stallings, Christopher J. Ainley and Douglas S. Foreman. The strategy implemented by the Growth Equities Fund was primarily designed by Mr. Stallings. As of December 31, 2005, Mr. Ainley resigned from his position at the Advisor and Mr. Foreman is no longer involved with the portfolio management of the Funds. Upon the termination of Mr. Foreman as a portfolio manager, Mr. Stallings, the portfolio manager of the Growth Equities Fund, also assumed portfolio management responsibilities for the Aggressive Growth Equities Fund. Although the investment objectives of both Funds are identical and the investment policies are similar, in managing the Growth Equities Fund, Mr. Stallings employs a different investment management style from the style employed previously by Mr. Foreman and his team with respect to the Aggressive Growth Equities Fund. Since Mr. Stallings has assumed responsibility for the portfolio management of the Aggressive Growth Equities Fund, he has employed a very similar style to that he has designed for the portfolio management of the Growth Equities Fund, such that both Funds are currently being managed by Mr. Stallings in a substantially similar style.

Management has determined that rather than operating two separate funds with identical investment objectives managed in a substantially similar style by Mr. Stallings, that it is in the best interests of the shareholders of the Aggressive Growth Equities Fund (as well as shareholders of the Growth Equities Fund) to consolidate the assets of both Funds into one fund, the Growth Equities Fund (which has been managed under the strategy designed by Mr. Stallings since inception), with a larger combined asset base. Management has also determined that the Reorganization is in the best interests of shareholders of the Aggressive Growth Equities Fund (as well as shareholders of the Growth Equities Fund) because since October 31, 2005, the end of the Funds’ most recent fiscal year, the Aggressive Growth Equities Fund has experienced a decline in assets from $42.0 million as of October 31, 2005 to $29.4 million as of May 19, 2006, which could prevent it from becoming a viable mutual fund. During the same period, however, under the management of Mr. Stallings, the assets of the Growth Equities Fund have increased slightly.

Combining the assets of the Funds is intended to provide various benefits to shareholders of the Aggressive Growth Equities Fund who become shareholders of the Growth Equities Fund (as well as to existing and future investors in the Growth Equities Fund). For example, the proposed Reorganization will allow shareholders of the Aggressive Growth Equities Fund to enjoy the benefits of investing in a fund that has higher asset levels, which will result in the fixed and relatively fixed costs associated with operating the Fund being spread over a larger asset base, thereby reducing gross expenses of Class N and Class I shares of the Fund and reducing net per share expenses indirectly borne by holders of Class I shares of the Fund.1 In addition, it is anticipated that the current shareholders of the Growth Equities Fund will benefit from the Reorganization because the additional assets from the Aggressive Growth Equities Fund that will be aggregated with those of the Growth Equities Fund will help the Growth Equities Fund achieve certain additional economies of scale. The proposed Reorganization will, in management’s view, also allow the more viable surviving Fund with a greater asset base to participate in greater investment opportunities and to potentially take larger portfolio positions.

Further, the Reorganization will allow the Aggressive Growth Equities Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of growth companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Growth Equities Fund, including former shareholders of the Aggressive Growth Equities Fund, will be able to exchange their shares of the Growth Equities Fund for the same class of shares of other mutual funds in the TCW Funds group.

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Aggressive Growth Equities Fund nor its shareholders nor the Growth Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. Immediately prior to the Reorganization, the Aggressive Growth Equities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Aggressive Growth Equities Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carryovers. Such dividends will be included in the taxable income of the Aggressive Growth Equities Fund’s shareholders.

In considering whether to approve the Reorganization, you should note that:

•	The Funds have identical investment objectives and similar investment policies, however, certain important differences are highlighted below.

[1]	Net per share expenses paid by holders of Class N shares of the Fund will not increase.

•	Both Funds invest principally in equity securities of mid-cap “growth” companies.

•	The Aggressive Growth Equities Fund focuses on “emerging growth” companies, which are companies that are likely to show high growth through reinventing an existing industry or pioneering a new industry. The Growth Equities Fund focuses on “growth” companies, which are companies expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth gain.

•	The Aggressive Growth Equities Fund may invest without limit as to issuer or sector. At December 31, 2005, the Aggressive Growth Equities Fund had approximately 40.4% of its assets invested in the information technology sector.

•	The Growth Equities Fund may not invest more than 7% of its net assets in any one issuer, measured at the time of investment, and it may not invest more than the greater of 25% of the Fund’s net assets or the Russell Mid-Cap Index weighting, determined monthly, in any particular sector. For these purposes, securities in a particular “sector” means securities of issuers in the same or similar industries or markets.

•	The investment policies of the Aggressive Growth Equities Fund do not allow the Fund to utilize options, futures, foreign currency futures and forward contracts.

•	The Growth Equities Fund may use options, futures, foreign currency futures and forward contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Growth Equities Fund does not currently hold any investments in such derivatives. Investments in derivatives may present additional risks for shareholders of the Growth Equities Fund. See Appendix F for a description of these additional risks.

•	TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 is the investment advisor to both Funds (the “Advisor”). R. Brendt Stallings is a portfolio manager of both Funds. Mr. Stallings began the growth equities strategy currently employed by both Funds in 1999.

•	The Reorganization is expected to result in no increase in the total operating expenses for holders of Class N shares of the Aggressive Growth Equities Fund and a reduction in the total operating expenses for holders of Class I shares of the Aggressive Growth Equities Fund. For example, the operating expenses, expressed as a percentage of net asset value per share of Class I shares and Class N shares, are as follows:

	Class I	Class N
• Expenses of the Growth Equities Fund before a voluntary reduction of the management fee and assumption of certain fund expenses by the Advisor (based on the fiscal year ended October 31, 2005).	1.62%	5,104.46%[1]

• Expenses of the Growth Equities Fund after a voluntary reduction of the management fee and assumption of certain fund expenses by the Advisor (based on the fiscal year ended October 31, 2005).	1.62%	1.67%

• Expenses of the Aggressive Growth Equities Fund before a voluntary reduction of the management fee and assumption of certain fund expenses by the Advisor (based on the fiscal year ended October 31, 2005).	1.35%	1.86%

• Expenses of the Aggressive Growth Equities Fund after a voluntary reduction of the management fee and assumption of certain fund expenses by the Advisor (based on the fiscal year ended October 31, 2005):	1.35%	1.67%

• Projected expenses of the Growth Equities Fund after the Reorganization (Pro Forma):	1.31%	1.85%

• Projected expenses of the Growth Equities Fund after the Reorganization after a voluntary reduction of the management fee and certain fund expenses by the Advisor (Pro Forma):	1.31%	1.67%

[1]	The high expense ratio is a result of the low net asset level, less than $1,000, of the Class N shares.

•	The distribution, purchase and redemption procedures, and the exchange rights and voting rights of the Funds are identical and the Reorganization will not change these procedures and rights.

•	Approval of the Reorganization Agreement requires the affirmative vote of the holders of a majority of the Aggressive Growth Equities Fund’s shares outstanding and entitled to vote on the matter as of May 19, 2006 (the “Record Date”).

After careful consideration, the Board of Directors of the Company, on behalf of the Aggressive Growth Equities Fund, unanimously approved the proposed Reorganization. The Board recommends that you vote “FOR” the proposed Reorganization.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Comparison of Investment Objectives, Strategies, Processes and Risks

	Similarities of the Aggressive Growth Equities Fund and the Growth Equities Fund	Differences Between the Aggressive Growth Equities Fund and the Growth Equities Fund
Investment Objective	Both Funds seek long-term capital appreciation.

Principal Investment Strategies

Both Funds normally invest at least 80% of their assets in equity securities (including amounts borrowed for investment purposes). Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Both Funds may acquire convertible securities and warrants.

Both Funds may use convertible debt securities which are rated below investment grade.

Both Funds may make short sales of securities that they own or have the right to acquire through conversion or exchange of other securities that they own.

The Aggressive Growth Equities Fund invests in equity securities of companies that appear to offer above average growth prospects, while the Growth Equities Fund invests in equity securities of emerging growth companies.

Normally the Aggressive Growth Equities Fund primarily invests in issuers which are characterized as “emerging growth” companies according to criteria established by the Advisor. The Aggressive Growth Equities Fund defines emerging growth companies as companies that are likely to show high growth through reinventing an existing industry or pioneering a new industry. In managing the Aggressive Growth Fund’s investments, the Advisor focuses on emerging companies that exhibit this characteristic.

Normally the Growth Equities Fund primarily invests in issuers which are characterized as “growth” companies according to criteria established by the Advisor. The Growth Equities Fund defines growth companies as companies that are expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth gain.

Normally at the time that a new position is initially purchased into the Growth Equities Fund, the issue will be within the capitalization range of the companies comprising the Russell MidCap Growth Index. As of December 31, 2005, the market capitalization range of the Russell MidCap Growth Index was between $996 million and $18.438 billion.

	Similarities of the Aggressive Growth Equities Fund and the Growth Equities Fund	Differences Between the Aggressive Growth Equities Fund and the Growth Equities Fund
The Growth Equities Fund may also use options, futures, foreign currency futures and forward contracts. (See Appendix F for a discussion of certain risk factors of these techniques.)

Investment Process

For both Funds, the Advisor utilizes a “bottom-up” approach to identify securities for investment. First, the Advisor uses quantitative and qualitative criteria to screen companies. The Advisor then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

•      a demonstrated record of consistent earnings growth or the potential to grow earnings

•      an ability to earn an attractive return on equity

•      a price/earnings ratio which is less than the Advisor’s internally estimated three-year earnings growth rate

•      a large and growing market share

•      a strong balance sheet

•      significant ownership interest by management and a strong management team.

Typically, both Funds sell an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Advisor determines to take advantage of a better investment opportunity.

The Aggressive Growth Equities Fund will also sell when the price/earnings ratio rises above the Advisor’s internally estimated three-year growth rate.

The Growth Equities Fund will also sell if an individual security weighting or sector weighting is too large.

The Growth Equities Fund seeks to achieve diversification by limiting the weighting in any one security or any one sector. For these purposes, securities in a particular “sector” means securities of issuers in the same or similar industries or markets.

	Similarities of the Aggressive Growth Equities Fund and the Growth Equities Fund	Differences Between the Aggressive Growth Equities Fund and the Growth Equities Fund
Main Risks

Both Funds hold primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. Both Funds are designed for long-term investors interested in an equity portfolio, including common stocks. In addition, both Funds may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting both Funds are “price volatility,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of a Fund’s portfolio will change as the prices of its investments go up or down. The Funds may be subject to greater price volatility than funds that invest in the securities of larger companies. The Funds’ returns may vary, and you could lose money. Liquidity risk refers to the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Funds may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Funds may be subject to liquidity risk because they may invest in debt instruments rated below investment grade. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Investments in derivatives may present additional risks for shareholders of the Growth Equities Fund. See Appendix F for a description of these additional risks.

	Similarities of the Aggressive Growth Equities Fund and the Growth Equities Fund	Differences Between the Aggressive Growth Equities Fund and the Growth Equities Fund
Main Risks (cont’d)	Both Funds may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Funds. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.
Investment Advisor	TCW Investment Management Company is the advisor to both Funds.
Portfolio Managers		R. Brendt Stallings and Husam H. Nazer are the portfolio managers of the Aggressive Growth Equities Fund. R. Brendt Stallings is the portfolio manager of the Growth Equities Fund.

Comparison of Portfolio Characteristics1

The following table compares certain characteristics of the portfolios of the Funds as of the end of their last fiscal year, October 31, 2005:

	Aggressive Growth Equities Fund	Growth Equities Fund
Net Assets[2]	$42,035,906	$24,924,738
Number of Holdings	95	60
Portfolio Turnover Rate	57.17%	57.18%
(as a % of net assets)
Equity Securities (as a % of net assets)	99.9%	99.0%
Debt Securities (as a % of net assets)	0.5%[3]	0.6%
Top 6 Industries	Computer Services—19.6%	Commercial Services—18.0%
(as a % of net assets)	Commercial Services—16.2%	Computer Services—15.9%
	Retail—11.9%	Retail—10%
	Telecommunications—7.7%	Healthcare—8.6%
	Oil & Gas—6.9%	Oil & Gas—7.1%
	Foods, Hotels & Restaurants—6.9%	Banking & Financial Services—7.1%

[1]	The numbers in this table are for comparison purposes only and have not been audited.
[2]	As of March 31, 2006, the Aggressive Growth Equities Fund and the Growth Equities Fund had net assets of $34.1 million and $29.9 million, respectively.
[3]	The Aggressive Growth Equities Fund also holds other short-term investments representing investment of security lending collateral.

	Aggressive Growth Equities Fund	Growth Equities Fund
Top 10 equity holdings	Yahoo! Inc.—7.9%	Yahoo! Inc.—6.3%
(as a % of net assets)	eBay Inc.—6.8%	eBay Inc.—4.6%
	Research in Motion Limited—4.4%	Robert Half International Inc.—3.8%
	Genentech, Inc.—3.6%	Genentech, Inc.—3.6%
	Juniper Networks, Inc.—3.3%	Express Scripts, Inc.—3.4%
	Amazon.com, Inc.—2.8%	Corporate Executive Board Co.—3.2%
	National Oilwell Varco, Inc.—2.5% Robert Half International Inc.—2.4% Corporate Executive Board Co.—2.3% Resources Connection, Inc.—2.3%	Cognizant Technology Solutions Corp.— 3.1%
Amazon.com, Inc.—3.1%
Smith International, Inc.—3.1%
Resources Connection, Inc.—2.7%

Comparison of Distribution, Purchase and Redemption Procedures and Exchange Rights

The distribution, purchase and redemption procedures of both Funds are identical, as are the exchange rights granted to shareholders of both Funds. The Shareholder Guide attached as Exhibit D to this registration statement contains a more detailed description of the distribution, purchase and redemption procedures and exchange rights applicable to both Funds.

Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Aggressive Growth Equities Fund nor its shareholders nor the Growth Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. For a more detailed discussion of the tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION—Tax Considerations.”

RISKS OF INVESTING IN THE FUNDS

Because the Funds have investment objectives that are identical and policies that are similar in many respects, many of the risks of investing in the Growth Equities Fund are similar to the risks of investing in the Aggressive Growth Equities Fund. The following risks should be considered before investing in either Fund.

Market Risk

There is the possibility that the returns from the types of securities in which either Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Investment Style/Securities Selection Risk

Both Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles—in both cases “growth” styles—to select investments for the Funds. Those styles may be out of favor or may not produce the best results over short or longer time periods, and may increase the volatility of the Funds’ share prices. There is also the possibility that the specific securities held in each of the Fund’s portfolios will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio managers’ choice of securities.

Price Volatility

There is the possibility that the value of each of the Fund’s portfolios will change as the prices of their investments go up or down. Both Funds hold primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. Both Funds are subject to greater price volatility than other funds because they invest primarily in securities of small or medium sized companies.

Small and Medium Capitalization Company Risk

Both Funds invest most of their assets in the equity securities of companies with small and medium capitalizations which are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Liquidity Risk

There is the possibility that both Funds may lose money or be prevented from earning capital gains if they cannot sell a security at the time and price that is most beneficial to the applicable Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, both Funds may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, both Funds may be subject to liquidity risk because they may invest in debt instruments rated below investment grade.

Credit Risk

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Because convertible securities may be rated below investment grade, they are subject to greater credit risk. Both Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as “junk bonds.” These securities are regarded as bonds predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Funds’ investment objective will be more dependent on the Advisor’s analysis than would be the case if the Funds were investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Also, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain portfolio securities.

Non-Diversified Status

Each Fund is non-diversified for the purposes of the Investment Company Act of 1940 (“1940 Act”), and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Funds are not subject to the general limitation that they not invest more than 5% of their total assets in the securities of any one issuer.

To the extent that the Funds make investments in excess of 5% of their assets in a particular issuer, their exposure to credit and market risks associated with that issuer is increased. However, the Funds’ investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Because a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, both Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

As an operating policy, however, the Growth Equities Fund invests no more than 7% of its net assets in any one issuer measured at the time of investment.

Temporary Defensive Strategies

For both Funds, when the Advisor anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. The Advisor may temporarily invest up to 100% of the Fund’s assets in high quality short- term money market instruments if it believes adverse economic conditions such as excessive volatility or sharp market declines, justify taking a defensive posture. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

Sale of Securities

Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Aggressive Growth Equities Fund that are transferred to the Growth Equities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Growth Equities Fund, and the realization of taxable gains and losses for the Growth Equities Fund which would result in taxable distributions to shareholders. Any sales by the Aggressive Growth Equities Fund prior to the Reorganization may result in taxable distributions to shareholders of the Aggressive Growth Equities Fund.

COMPARISON OF FEES AND EXPENSES OF THE FUNDS

The following discussion describes and compares the fees and expenses of the Aggressive Growth Equities Fund with the Growth Equities Fund.

Annual Fund Operating Expenses

The operating expenses of the Class I and Class N shares of the Aggressive Growth Equities Fund, expressed as a ratio of expenses to average daily net assets (“expense ratio”) are 0.27% and 5102.6% lower than those of the corresponding shares of the Growth Equities Fund, which were 1.62% and 5104.46%1, respectively, before any expense limitations, for the fiscal year ended October 31, 2005. For the fiscal year ended October 31, 2005, the operating expenses for Class I and Class N shares of the Aggressive Growth Equities Fund were 1.35% and 1.86%, respectively.

The Advisor voluntarily paid certain of the operating expenses for the Class N shares of the Growth Equities Fund and the Aggressive Growth Equities Fund so that the ordinary operating expenses for the Class N shares of both Funds did not exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. During the fiscal year ended October 31, 2005, shareholders of the Class N shares of the Growth Equities Fund and the Aggressive Growth Equities Fund paid operating expenses of 1.67% and 1.67%, respectively, as a result of these waivers and assumptions of expenses. The expense limitations for the Funds are voluntary and are terminable on six months notice.

Management Fee

The Aggressive Growth Equities Fund and the Growth Equities Fund have the same annual management fee of 1.00% of the Fund’s average daily net assets.

Distribution and Service Fees

Both Funds charge a distribution (12b-1) fee for their Class N shares of .25% of the average daily net assets of the Fund attributable to the Fund’s Class N shares. Neither Fund charges a distribution (12b-1) fee or a service fee for their Class I shares. Neither Fund charges a contingent deferred sales load for Class N or Class I shares.

[1]	The high expense ratio is a result of the low net asset level, less than $1,000, of the Class N shares of the Growth Equities Fund.

Expense Table

The current expenses of each of the Funds and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are annualized based upon the operating expenses incurred by Class I and Class N shares of the Aggressive Growth Equities Fund, and Growth Equities Fund for the fiscal year ended October 31, 2005. Pro forma fees show estimated fees of the Class I and Class N shares of the Growth Equities Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

	Class I			Class N
	Aggressive Growth Equities Fund	Growth Equities Fund	Growth Equities Fund after Reorganization (Pro Forma) (1)	Aggressive Growth Equities Fund		Growth Equities Fund		Growth Equities Fund after Reorganization (Pro Forma) (1)
Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None		None		None
Maximum Deferred Sales Charge (Load)	None	None	None	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None		None		None
Redemption Fee	None	None	None	None		None		None
Exchange Fee	None	None	None	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from the Funds’ assets)
Management Fees	1.00%	1.00%	1.00%	1.00%		1.00%		1.00%
Distribution (12b-1) Fees	None	None	None	0.25%		0.25%		0.25%
Other Expenses	0.35%	0.62%	0.31%	0.61%		5,103.21%		0.60%
Total Annual Fund Operating Expenses	1.35%	1.62%	1.31%	1.86	%(2)	5,104.46	%(3)	1.85%
Fee Waiver/Expense Reimbursement	None	None	None	0.19%		5,102.79%		0.18%
Net Expenses	1.35%	1.62%	1.31%	1.67%		1.67%		1.67	%(4)

(1)	Pro forma expenses are estimated.
(2)	Pursuant to a letter agreement between the Funds and the Advisor dated December 17, 1998 (the “Letter Agreement”), the Advisor reduced its fee and paid operating expenses of the Class N shares of the Aggressive Growth Equities Fund, so that the total operating expenses for the Fund’s Class N shares were 1.67% for the fiscal year ended October 31, 2005.
(3)	Pursuant to the Letter Agreement, the Advisor reduced its fee and paid operating expenses of the Class N shares of the Aggressive Growth Equities Fund, so that the total operating expenses for the Fund’s Class N shares were 1.67% for the fiscal year ended October 31, 2005.
(4)	Reflects continuation of the fee reduction for the Fund’s Class N shares pursuant to the Letter Agreement. The expense limitation is expected to be continued indefinitely and the Letter Agreement may only be terminated upon six (6) months notice.

Expense Examples

The examples are intended to help you compare the cost of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. The figures shown are the same whether or not you sold your shares at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Aggressive Growth Equities Fund				Growth Equities Fund								Growth Equities Fund after Reorganization (Pro Forma) (1)
	1 Year	3 Years	5 Years	10 Years	1 Year		3 Years		5 Years		10 Years		1 Year		3 Years		5 Years		10 Years
Class I	$137	$428	$739	$1,624	$165		$511		$881		$1,922		$133		$415		$718		$1,579
Class N	$189	$585	$1,006	$2,180	N/A	(2)	N/A	(2)	N/A	(2)	N/A	(2)	$188	(3)	$582	(3)	$1,001	(3)	$2,169	(3)

(1)	Pro forma figures are estimated.
(2)	Based on the net expenses of the Class N shares of the Growth Equities Fund after reimbursement, the Expense Example would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

(3)	Based on the net expenses of the Class N shares of the Growth Equities Fund after reimbursement, the Expense Example after the Reorganization (Pro Forma) would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

INFORMATION ABOUT THE REORGANIZATION

The Agreement and Plan of Reorganization

The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of the Aggressive Growth Equities Fund to the Growth Equities Fund; (ii) an amendment to the Articles of Incorporation of the Company reclassifying the Class I and Class N shares of the Aggressive Growth Equities Fund into Class I and Class N shares, respectively, of the Growth Equities Fund; (iii) the issuance of Class I and Class N shares, as applicable, of the Growth Equities Fund to holders of the Class I and Class N shares, respectively, of the Aggressive Growth Equities Fund; and (iv) the subsequent complete liquidation of the Aggressive Growth Equities Fund.

After the Reorganization, each shareholder of the Aggressive Growth Equities Fund will own shares in the Growth Equities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Aggressive Growth Equities Fund held by that shareholder as of the close of business on the day of the Closing. Shareholders of Class I shares of the Aggressive Growth Equities Fund will receive Class I shares of the Growth Equities Fund and shareholders of Class N shares of the Aggressive Growth Equities Fund will receive Class N shares of the Growth Equities Fund.

In the interest of economy and convenience, shares of the Growth Equities Fund generally will not be represented by physical certificates, unless requested in writing.

Until the Closing, shareholders of the Aggressive Growth Equities Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Growth Equities Fund for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Aggressive Growth Equities Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The primary purposes of the proposed Reorganization are to seek potential economies of scale and to eliminate certain costs associated with operating the Aggressive Growth Equities Fund and the Growth Equities Fund separately. The proposed Reorganization is designed to provide investors with the ability to invest in a fund with an identical investment objective, long-term capital appreciation, and very similar investment policies to that of the Aggressive Growth Equities Fund, but with a significantly larger asset base than that of the Aggressive Growth Equities Fund. In addition, there is currently substantial overlap in the manner in which the Funds are managed, which would be eliminated if the Funds were reorganized as discussed herein.

Prior to January 1, 2006, the portfolio managers of the Aggressive Growth Equities Fund were Douglas S. Foreman, Christopher J. Ainley, Husam H. Nazer and R. Brendt Stallings. The strategy implemented by the Aggressive Growth Equities Fund was primarily designed by Mr. Foreman. Prior to January 1, 2006, the portfolio managers of the Growth Equities Fund were R. Brendt Stallings, Christopher J. Ainley and Douglas S. Foreman. The strategy implemented by the Growth Equities Fund was primarily designed by Mr. Stallings. As of December 31, 2005, Mr. Ainley resigned from his position at the Advisor and Mr. Foreman is no longer involved with the portfolio management of the Funds. Upon the termination of Mr. Foreman as a portfolio manager, Mr. Stallings, the portfolio manager of the Growth Equities Fund, also assumed portfolio management responsibilities for the Aggressive Growth Equities Fund. Although the investment objectives of both Funds are identical and the investment policies are similar, in managing the Growth Equities Fund, Mr. Stallings employs a different investment management style from the style employed previously by Mr. Foreman and his team with respect to the Aggressive Growth Equities Fund. Since Mr. Stallings has assumed responsibility for the portfolio management of the Aggressive Growth Equities Fund, he has employed a very similar style to that he has designed for the portfolio management of the Growth Equities Fund, such that both Funds are currently being managed by Mr. Stallings in a substantially similar style.

Management has determined that rather than operating two separate funds with identical investment objectives managed in a substantially similar style by Mr. Stallings, that it is in the best interests of the shareholders of the Aggressive Growth Equities Fund (as well as shareholders of the Growth Equities Fund) to consolidate the assets of both Funds into one fund, the Growth Equities Fund (which has been managed under the strategy designed by Mr. Stallings since inception), with a larger combined asset base. Management has also determined that the Reorganization is in the best interests of shareholders of the Aggressive Growth Equities Fund (as well as shareholders of the Growth Equities Fund) because since January 1, 2006, when Mr. Foreman’s and Mr. Ainley’s involvement in the management of the Aggressive Growth Equities Fund ceased, the Aggressive Growth Equities Fund began to experience a decline in assets which could prevent it from becoming a viable mutual fund. During the same period, however, under the management of Mr. Stallings, the assets of the Growth Equities Fund have steadily increased.

Combining the assets of the Funds is intended to provide various benefits to shareholders of the Aggressive Growth Equities Fund who become shareholders of the Growth Equities Fund (as well as to existing and future investors of the Growth Equities Fund). For example, the proposed Reorganization will allow shareholders of the Aggressive Growth Equities Fund to enjoy the benefits of investing in a fund that has higher asset levels, which will result in the fixed and relatively fixed costs associated with operating the Aggressive Growth Equities Fund being spread over a larger asset base, thereby reducing gross expenses of Class N and Class I shares of the Fund and reducing net per share expenses indirectly borne by holders of Class I shares of the Fund.1 In addition, it is anticipated that the current shareholders of the Growth Equities Fund will benefit from the Reorganization because the additional assets from the Aggressive Growth Equities Fund that will be aggregated with those of the Growth Equities Fund will help the Growth Equities Fund achieve certain additional economies of scale. The proposed Reorganization will, in management’s view, also allow the more viable surviving Fund with a greater asset base to participate in greater investment opportunities and to potentially take larger portfolio positions.

Further, the Reorganization will allow the Aggressive Growth Equities Fund’s shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of growth companies. Subject to the restrictions of each of the various funds in the TCW Funds group, shareholders of the Growth Equities Fund, including former shareholders of the Aggressive Growth Equities Fund, will be able to exchange their shares of the Growth Equities Fund for the same class of shares of other mutual funds in the TCW Funds group.

Expenses of the Reorganization

The Advisor will bear half the cost of the Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Both Funds will each bear a quarter of the expenses related to the proposed Reorganization. The costs of the Reorganization shall not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by either Fund.

The Reorganization may result in limitations in the use of capital loss carryovers of the Aggressive Growth Equities Fund after the Reorganization. See “INFORMATION ABOUT THE REORGANIZATION—Tax Considerations.”

[1]	Net per share expenses indirectly borne by holders of Class N shares of the Fund will not increase.

Board Considerations

The proposed Reorganization was initially presented to the Board of Directors of the Company for consideration at a meeting held on October 28, 2005. Additional information regarding the Reorganization was provided to the Board of Directors and the Reorganization was approved by the Directors on behalf of the Aggressive Growth Equities Fund at a meeting held on February 23, 2006. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) and who are advised by their own counsel, determined that the interests of the shareholders of the Aggressive Growth Equities Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Aggressive Growth Equities Fund and its shareholders.

The Board of Directors, on behalf of the Aggressive Growth Equities Fund, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	expense ratios and information regarding fees and expenses of the Aggressive Growth Equities Fund and the Growth Equities Fund;

(2)	the ability of the shareholders of the Aggressive Growth Equities Fund to continue to participate in a fund that invests with an objective of long-term capital appreciation;

(3)	that the Reorganization would not dilute the interests of the Aggressive Growth Equities Fund’s current shareholders;

(4)	the similarity of the investment objectives, policies and restrictions of the Growth Equities Fund with those of the Aggressive Growth Equities Fund;

(5)	the relative size of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each of the Funds are combined;

(6)	the costs borne by the Growth Equities Fund, its shareholders and the Aggressive Growth Equities Fund and its shareholders; and

(7)	the possible limitations on the use of the capital loss carryovers of the Aggressive Growth Equities Fund after the Reorganization.

The Directors of the Company, on behalf of the Aggressive Growth Equities Fund, recommend that shareholders approve the Reorganization with the Growth Equities Fund.

Tax Considerations

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Aggressive Growth Equities Fund or its shareholders nor the Growth Equities Fund is expected to recognize any gain or loss from the Reorganization for Federal income tax purposes. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Growth Equities Fund, the Aggressive Growth Equities Fund and the Company in the Reorganization Agreement.

Immediately prior to the Reorganization, the Aggressive Growth Equities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Aggressive Growth Equities Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (including any gains from sales of holdings prior to the Reorganization), after reduction by any available capital loss carryovers. Such dividends will be included in the taxable income of the Aggressive Growth Equities Fund’s shareholders.

As of October 31, 2005, the Aggressive Growth Equities Fund had capital loss carryovers from prior taxable years of approximately $38 million. To the extent that such capital loss carryovers can be offset against future capital gains recognized by the Fund, it would not be necessary for the Fund to distribute such gains (although such undistributed gains would be reflected in amounts received on redemptions and would therefore affect the amount of gain or loss on redemptions). Capital loss carryovers generally expire after a period of eight years. Approximately $32 million of capital loss carryovers are currently scheduled to expire in 2010 and approximately $6 million of capital loss carryovers are scheduled to expire in 2011. It is possible that the Reorganization may limit the use of these capital loss carryovers and it may also result in the loss of the ability to use a portion of such capital loss carryovers. Whether these limitations apply would depend, in part, on the comparative size of each Fund at the time of the Reorganization. If the limitations apply, the combined fund would have an annual limitation on the use of the capital loss carryovers of the Aggressive Growth Equities Fund, that, based on current values, could be approximately $1.5 million per year and, in such an event, the major portion of the current capital loss carryovers would expire before they are used. It should also be noted, however, that there is no assurance that the Aggressive Growth Equities Fund could use a substantial portion of its capital loss carryovers even in the absence of the Reorganization since the use of such loss carryovers would depend on the recognition of substantial future gains by the Aggressive Growth Equities Fund before the expiration of the loss carryovers.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of the Record Date and on a pro forma basis as of the Record Date after giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Aggressive Growth Equities Fund
Class I	$18,219,900	$13.10	1,391,085.381
Class N	$11,207,322	$12.77	877,313.373

Growth Equities Fund
Class I	$25,334,668	$12.10	2,093,814.840
Class N	$121	$12.09	10.00

Pro Forma—Growth Equities Fund (including Aggressive Growth Equities Fund)
Class I	$43,554,568	$12.10	3,599,865.95
Class N	$11,207,343	$12.10	926,667.72

ADDITIONAL INFORMATION ABOUT THE AGGRESSIVE GROWTH EQUITIES FUND

Investment Personnel

The Aggressive Growth Equities Fund is managed by R. Brendt Stallings, Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West, and Husam H. Nazer, Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Aggressive Growth Equities Fund

The bar chart and table below show the Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The bar chart shows some indications of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The bar chart includes the performance from January 1, 1996 to June 2, 1996 of the predecessor limited partnership of the Aggressive Growth Equities Fund which was managed by an affiliate of the Advisor, using the same investment strategy as the Aggressive Growth Equities Fund. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the past ten calendar years. Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act, it’s performance could have been adversely affected.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Aggressive Growth Equities Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Year by year total return (%)

as of December 31 each year (1)

Aggressive Growth Equities Fund—Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 65.37% for the quarter ended December 31, 1999, and the Fund’s worst quarterly performance was -39.89% for the quarter ended September 30, 2001.
*	The Fund’s total return for the period November 1, 2005 to December 31, 2005 was 6.05%.

The table below shows what the average annual total returns of the Aggressive Growth Equities Fund would equal if you averaged out actual performance over various lengths of time, compared to the Russell Mid Cap Growth Index. The Russell Mid Cap Growth Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in the Russell Mid Cap Growth Index are substantially different from those in the Aggressive Growth Equities Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2005)	1 Year	5 Years	From Inception/ Registration or 10 Years
Return Before Taxes
Aggressive Growth Equities Fund—Class N	3.13%	-6.93%	-0.77%

Return Before Taxes from Registration Date (6/3/96)
Aggressive Growth Equities Fund—Class I	3.29%	-6.59%	6.07%

Return After Taxes on Distributions from Registration Date (1)
Aggressive Growth Equities Fund—Class I	3.29%	-6.59%	5.46%

Return After Taxes on Distributions and Sales of Fund Shares from Registration Date (1)
Aggressive Growth Equities Fund—Class I	2.14%	-5.48%	5.24%

Russell Mid Cap Growth Index from Registration Date	12.56%	8.60%	8.21%
(reflects no deduction for fees, expenses or taxes)

Return Before Taxes (2)
Aggressive Growth Equities Fund—Class I	3.29%	-6.59%	8.36%

(1)	After-tax returns are shown only for Class I shares, after-tax returns for Class N shares will vary.
(2)	Return before taxes includes performance from January 1, 1996 to June 2, 1996 of the Aggressive Growth Equities Fund’s predecessor limited partnership.

For a discussion by the Advisor regarding the performance of the Aggressive Growth Equities Fund for the fiscal year ended October 31, 2005, see Appendix B to this Prospectus/Proxy Statement. Additional information regarding the Aggressive Growth Equities Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

ADDITIONAL INFORMATION ABOUT THE GROWTH EQUITIES FUND

Investment Personnel

The Growth Equities Fund is managed by R. Brendt Stallings, Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Performance of the Growth Equities Fund

The bar chart and table below show the Fund’s annual and after-tax returns and its performance since inception with respect to its Class I shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s before and after-tax returns over time compare to that of a broad-based securities market index for the period of time the Fund has been registered with the SEC under the 1940 Act. Both the bar chart and the table assume reinvestment of dividends and distributions.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year by year total return (%)

as of December 31 each year (1)

Growth Equities Fund—Class I Shares

(1)	During the period shown in the chart, the Fund’s best quarterly performance was 9.44% for the quarter ended September 30, 2005, and the Fund’s worst quarterly performance was -9.54% for the quarter ended March 31, 2005.
*	The Fund’s total return for the period November 1, 2005 to December 31, 2005 was 6.54%.

The table below shows what the average annual total returns of the Growth Equities Fund would equal if you averaged out actual performance over various lengths of time, compared to the Russell Mid Cap Growth Index. The Russell Mid Cap Growth Index is an unmanaged group of securities and assumes no reduction for fees and expenses in measuring returns. The securities in the Russell Mid Cap Growth Index are substantially different from those in the Growth Equities Fund. An investor cannot invest directly in an index.

Average Annual Total Returns

(For the periods ended December 31, 2005)	1 Year	5 Years	From Inception/ Registration
Return Before Taxes
Growth Equities Fund—Class N	10.81%	N/A	11.42%

Return Before Taxes from Registration Date (3/1/04)
Growth Equities Fund—Class I	10.90%	N/A	11.47%

Return After Taxes on Distributions from Registration Date (1)
Growth Equities Fund—Class I	10.90%	N/A	11.47%

Return After Taxes on Distributions and Sales of Fund Shares from Registration Date (1)
Growth Equities Fund—Class I	7.09%	N/A	9.82%

Russell Mid Cap Growth Index	12.10%	N/A	12.08%
(reflects no deduction for fees, expenses or taxes)

(1)	After-tax returns are shown only for Class I shares, after-tax returns for Class N shares will vary.

For a discussion by the Advisor regarding the performance of the Growth Equities Fund for the fiscal year ended October 31, 2005, see Appendix C to this Prospectus/Proxy Statement. Additional information regarding the Growth Equities Fund is included in the Shareholder Guide attached as Appendix D to this Prospectus/Proxy Statement.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about May 19, 2006. Shareholders of the Aggressive Growth Equities Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Company and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Aggressive Growth Equities Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of the Company that may be presented at the Special Meeting.

Voting Rights

Shareholders of the Aggressive Growth Equities Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

Shareholders of the Aggressive Growth Equities Fund at the close of business on the Record Date, May 19, 2006, will be entitled to be present at the Special Meeting and to give voting instructions with respect to their shares owned as of the Record Date. As of the Record Date, 2,268,988.754 shares of the Aggressive Growth Equities Fund were outstanding and entitled to vote.

Approval of the Reorganization requires the affirmative vote of the holders of a majority of the Aggressive Growth Equities Fund’s shares outstanding and entitled to vote on the matter. The holders of one-third of the outstanding shares shall constitute a quorum.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

The Aggressive Growth Equities Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of the Company, as of the Record Date, each of the directors and executive officers owned individually, and collectively as a group, less than 1% of the outstanding shares of the Aggressive Growth Equities Fund and less than 1% of the outstanding shares of the Growth Equities Fund.

Appendix E lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any Class of the Aggressive Growth Equities Fund and/or the Growth Equities Fund.

Adjournment

The vote required to adjourn the Special Meeting is a majority of all the votes cast on the matter by stockholders entitled to vote at the Special Meeting who are present in person or by proxy. If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the stockholders may adjourn the Special Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve the proposal, the chairman of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and broker non-votes and abstentions will not be voted either for or against the adjournment.

Other Matters to Come Before the Special Meeting

The Company does not know of any matters to be presented at the Special Meeting other than those described in this Prospectus/Proxy Statement. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The Company is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Company’s management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders

The Company will furnish, without charge, a copy of the Annual Report and the most recent semi-annual report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 1-800-FUND-TCW.

In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy card or promptly casting your vote by telephone is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

/s/ Philip K. Holl
Philip K. Holl Secretary

June 2, 2006

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                     , 2006, by and between TCW Funds, Inc., a Maryland corporation (the “Company”) with its principal place of business at 865 South Figueroa Street, Los Angeles, California 90017, on behalf of itself and its series, the TCW Growth Equities Fund (the “Acquiring Fund”), and the TCW Aggressive Growth Equities Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Upon the terms and conditions set forth in this Agreement, the reorganization (the “Reorganization”) will consist of: (i) an amendment to the Company’s Articles of Incorporation reclassifying the Class I shares of common stock ($0.001 par value) of the Acquired Fund (“Acquired Fund Class I Shares”) into Class I shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class I Shares”), reclassifying the Class N shares of common stock ($0.001 par value) of the Acquired Fund (the “Acquired Fund Class N Shares” and together with the Acquired Fund Class I Shares, the “Acquired Fund Shares”) into Class N shares of common stock ($0.001 par value) of the Acquiring Fund (the “Acquiring Fund Class N Shares” and together with the Acquiring Fund Class I Shares, the “Acquiring Fund Shares”) and eliminating the authorized Class K shares of common stock ($0.001 par value) of the Acquired Fund (the “Acquired Fund Class K Shares”); (ii) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund; (iii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iv) the issuance of the Acquiring Fund Shares to the shareholders of the Acquired Fund; and (v) the complete liquidation of the Acquired Fund as provided herein.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FILING OF ARTICLES OF AMENDMENT, TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company agrees that prior to the Closing Date (as defined below), the Company will execute and file Articles of Amendment to the Company’s Articles of Incorporation with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Exhibit A (the “Articles of Amendment”). The Articles of Amendment

will, effective as of the Closing Date: (i) reclassify all of the issued and outstanding Acquired Fund Class I Shares into Acquiring Fund Class I Shares of equal aggregate value; (ii) reclassify all of the issued and outstanding Acquired Fund Class N Shares into Acquiring Fund Class N Shares of equal aggregate value; (iii) reclassify all of the authorized and unissued Acquired Fund Class I Shares into Acquiring Fund Class I Shares; (iv) reclassify all of the authorized and unissued Acquired Fund Class N Shares into Acquiring Fund Class N Shares; and (v) eliminate the authorized and unissued Acquired Fund Class K Shares.

1.2. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in Section 1.3, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class I Shares determined by dividing the aggregate net asset value of the Acquired Fund Class I Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class I Share, computed in the manner and as of the time and date set forth in Section 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Class N Shares determined by dividing the aggregate net asset value of the Acquired Fund Class N Shares, computed in the manner and as of the time and date set forth in Section 2, by the net asset value of one Acquiring Fund Class N Share, computed in the manner and as of the time and date set forth in Section 2.2; and (iii) to assume all liabilities of the Acquired Fund, as set forth in Section 1.4. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.3. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in Section 3.1 (the “Closing Date”) (collectively, the “Assets”).

1.4. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined below (collectively, the “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in Section 1.2, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.2, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Class I Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class I Shares shall be equal to the aggregate net asset value of the Acquired Fund Class I Shares owned by the Acquired Fund Shareholders on the Closing Date. The aggregate net asset value of Acquiring Fund Class N Shares to be so credited to Acquired Fund Shareholders holding Acquired Fund Class N Shares shall be equal to the aggregate net asset value of the Acquired Fund Class N Shares owned by the Acquired Fund Shareholders on the Closing Date. The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Closing Date. Share certificates representing interests in Acquired Fund Shares will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3 and 2.4. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.2. The net asset value of an Acquiring Fund Class I Share and an Acquiring Fund Class N Share shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Company’s then-current prospectus and statement of additional information and valuation procedures established by the Company’s Board of Directors.

2.3. The number of the Acquiring Fund Class I Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class I Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class I Share, determined in accordance with Section 2.2.

2.4. The number of the Acquiring Fund Class N Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Acquired Fund Class N Shares, determined using the same valuation procedures referred to in Section 2, by the net asset value of an Acquiring Fund Class N Share, determined in accordance with Section 2.2.

2.5. All computations of value shall be made by the Company’s designated record keeping agent and shall be subject to confirmation by the Company’s independent accountants.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be August 31, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct Investors Bank & Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct U.S. Bank N.A. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Class I Shares and Acquired Fund Class N Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquired Fund is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, including the Schedule of Investments, of the Acquired Fund as of October 31, 2005, the related Statement of Operations for the year then ended, and the Statement of Changes in Net Assets for each of the periods ended October 31, 2005 and October 31, 2004, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subsection (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in Section 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written statement executed by an officer of the Company on behalf of the Acquiring Fund, the Company on behalf of the Acquiring Fund represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquiring Fund is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Company on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, including the Schedule of Investments, of the Acquiring Fund as of October 31, 2005, the related Statement of Operations for the year then ended, and the Statement of Changes in Net Assets for each of the periods ended October 31, 2005 and October 31, 2004, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since October 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subsection (i) a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by the Company on behalf of the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subsection (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) which will include the Proxy Statement referred to in Section 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Company on behalf of the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) on behalf of the Acquired Fund, the Company’s title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) on behalf of the Acquiring Fund, the Company’s title to and possession of all the Assets, and to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company on behalf of the Acquiring Fund shall have delivered to the Company on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company on behalf of the Acquired Fund shall reasonably request;

6.3. The Company on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquiring Fund on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3. The Company on behalf of the Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company on behalf of the Acquiring Fund shall reasonably request;

7.4. The Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquired Fund on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.2; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

8.6. The Company shall have executed and filed the Articles of Amendment with the Maryland State Department of Assessments and Taxation.

9.	BROKERAGE FEES AND EXPENSES

9.1. The Company on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the proposed Reorganization will be shared so that: (i) fifty percent of such costs are borne by TCW Investment Management Company, the investment adviser to the Acquired and Acquiring Funds; (ii) twenty-five percent of such costs are borne by the Acquired Fund; and (iii) twenty-five percent of such costs are borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. The costs of the Reorganization shall not include any brokerage or other transaction fees or costs incurred as a result of the purchase or sale of portfolio securities by the Acquiring Fund or the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company, 865 South Figueroa Street, Los Angeles, California 90017, attn: Philip K. Holl, in each case with a copy to Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, California 92660, attn: Douglas P. Dick.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	TCW FUNDS, INC.

By:
SECRETARY
Title:

Attest:	TCW FUNDS, INC. on behalf of its
GROWTH EQUITIES FUND series

By:
SECRETARY
Title:

Attest:	TCW FUNDS, INC. on behalf of its
AGGRESSIVE GROWTH EQUITIES FUND series

By:
SECRETARY
Title:

Exhibit A to Form of Agreement and Plan of Merger

TCW FUNDS, INC.

ARTICLES OF AMENDMENT

TCW Funds, Inc., a Maryland corporation and an open-end management investment company, having its registered office in Maryland in the City of Baltimore (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by: (i) reclassifying all of the Institutional Class (or Class I) and Investor Class (or Class N) shares of the Corporation’s TCW Aggressive Growth Equities Fund series (the “Aggressive Growth Equities Fund”) as Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, of the Corporation’s TCW Growth Equities Fund series (the “Growth Equities Fund”); (ii) eliminating the authorized Advisor Class (or Class K) shares of the Aggressive Growth Equities Fund; and (iii) increasing the aggregate number of authorized shares of the Growth Equities Fund by 4,000,000,000 shares.

SECOND: Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Aggressive Growth Equities Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, shall be conveyed, transferred and delivered to the Growth Equities Fund, and shall thereupon become and be assets and liabilities belonging to the Growth Equities Fund and attributable to its Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively.

(b) Each of the issued and outstanding Institutional Class (or Class I) and Investor Class (or Class N) shares (and fractions thereof) of the Aggressive Growth Equities Fund will automatically, and without the need of any further act or deed, be reclassified and changed to that number of full and fractional issued and outstanding Institutional Class (or Class I) and Investor Class (or Class N) shares, respectively, of the Growth Equities Fund having an aggregate net asset value equal to the net asset value of an Institutional Class (or Class I) or Investor Class (or Class N) share (and fractions thereof), respectively, of the Aggressive Growth Equities Fund being reclassified and changed, such net asset values to be determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

(c) Each unissued Institutional Class (or Class I) share (or fraction thereof) of the Aggressive Growth Equities Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Institutional Class (or Class I) shares (or fractions thereof) of the Growth Equities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Institutional Class (or Class I) shares of the Growth Equities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Institutional Class (or Class I) shares of the Growth Equities Fund resulting from paragraph (b) of this Article SECOND.

(d) Each unissued Investor Class (or Class N) share (or fraction thereof) of the Aggressive Growth Equities Fund will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Investor Class (or Class N) shares (or fractions thereof) of the Growth Equities Fund as shall result, as of the effective time of these Articles of Amendment, in the total number of unissued Investor Class (or Class N) shares of the Growth Equities Fund being increased by 2,000,000,000 shares less the number of issued and outstanding Investor Class (or Class N) shares of the Growth Equities Fund resulting from paragraph (b) of this Article SECOND.

(e) Each unissued Advisor Class (or Class K) share (or fraction thereof) of the Aggressive Growth Equities Fund will automatically, and without the need for any further act or deed, cease to exist such that, as of the effective time of these Articles of Amendment, there shall be no authorized Advisor Class (or Class K) shares of the Aggressive Growth Equities Fund.

(f) Open accounts on the share records of the Growth Equities Fund shall be established representing the appropriate number of the Aggressive Growth Equities Fund shares of the appropriate class deemed to be owned by each such stockholder as a result of the reclassification.

THIRD: These Articles of Amendment do not increase the authorized capital stock of the Corporation or the aggregate par value thereof. These Articles of Amendment eliminate 2,000,000,000 of the authorized and unissued shares of the Aggressive Growth Equities Fund and reclassify and change the remaining 4,000,000,000 authorized shares of the Aggressive Growth Equities Fund to 4,000,000,000 additional authorized shares of the Growth Equities Fund. These Articles of Amendment do not amend the description of any class of stock as set forth in the Corporation’s Articles of Incorporation. As a result of these Articles of Amendment the Corporation is authorized to issue up to 4,000,000,000 Institutional Class (or Class I) shares of the Growth Equities Fund and 4,000,000,000 Investor Class (or Class N) shares of the Growth Equities Fund less, at any time, the total number of shares of each respective class of the Growth Equities Fund then issued and outstanding. The shares of the Growth Equities Fund and of each class of the Growth Equities Fund shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Fund and such class as set forth in the Corporation’s Articles of Incorporation.

FOURTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

FIFTH: These Articles of Amendment shall be effective as of                     , 2006 at 5:00 a.m.

IN WITNESS WHEREOF: TCW Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary on the          day of                     , 2006.

TCW FUNDS, INC.	WITNESS:

Alvin R. Albe, Jr.	Philip K. Holl
President	Secretary

The undersigned, Alvin R. Albe, Jr., President of TCW Funds, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and hereby certifies, under the penalties of perjury, that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Alvin R. Albe, Jr.
President

APPENDIX B

MANAGEMENT DISCUSSIONS

AGGRESSIVE GROWTH EQUITIES FUND

Set forth below is an excerpt from the Annual Report regarding the performance of the Aggressive Growth Equities Fund for the fiscal year ended October 31, 2005.

Management Discussions

For the year ended October 31, 2005, the TCW Aggressive Growth Equities Fund (the “Fund”) posted a gain of 4.43% and 4.20% on its I Class and N Class shares, respectively. The performance of the Fund’s two classes varies because of differing expenses. The Fund’s benchmark, Russell Midcap Growth, returned 15.91% during the same period.

This under-performance was the result of unfavorable stock selection in the consumer discretionary and information technology sectors as well as the Fund’s relative underweighting in the energy sector. Strong stock selection in the healthcare sector was a positive factor.

During the year, the healthcare sector performed well within the benchmark, increasing approximately 22%. However, the Fund’s healthcare investments widely outpaced the benchmark as they rose more than 55%. The greatest contributors to this performance were Genentech, Express Scripts and FoxHollow Technologies.

Security selection was a negative in the consumer discretionary sector. Our large investment in eBay came under pressure as the market reacted negatively to the company investing more into future growth opportunities.

The Fund’s information technology holdings underperformed the index holdings as a result of both negative stock selection and sector allocation. Our largest sector weighting was in the information technology sector, which was the second poorest performing sector in the index. The biggest contributor to the underperformance of our information technology holdings was Research in Motion, which hurt performance throughout the year as investors became more cautious on the stock. This was partially offset by positive gains in one of our software holdings, Red Hat, which benefited from positive earnings announcements as it increased its market share in the rapidly growing Linux market.

Finally, the Fund’s underweighting in the energy sector also hurt performance relative to the benchmark. During the year we built positions in the energy sector. While we remain underweighted in the sector, during the year we increased the Fund’s exposure from zero to 4.4%.

B-1

APPENDIX C

MANAGEMENT DISCUSSIONS

GROWTH EQUITIES FUND

Set forth below is an excerpt from the Annual Report regarding the performance of the Growth Equities Fund for the fiscal year ended October 31, 2005.

Management Discussions

For the year ended October 31, 2005, the TCW Growth Equities Fund (the “Fund”) posted a gain of 14.83% on both I and N Class shares. The Fund’s benchmark returned 15.91% during the same period.

The Fund benefited from the stock selection in the healthcare and industrials sectors which was offset by unfavorable stock selection in the consumer discretionary sector as well as the Fund’s relative underweighting in the energy sector.

During the year, the healthcare sector performed well within the benchmark, increasing approximately 22%. However, the Fund’s healthcare investments widely outpaced the benchmark as they rose more than 60%. The greatest contributors to this performance were Genentech, Express Scripts and Foxhollow Technologies.

For the period, the Fund’s performance benefited significantly from the investments we made last year in industrials. These investments continue to be concentrated in the business services and temporary staffing industries. In both cases, companies in these segments continue to benefit from a gradually improving economy and job market. As a continuation of the performance recognized last year, the best performing securities in this sector included Corporate Executive Board, Monster Worldwide, Resources Connection, and Robert Half.

Security selection was a negative in the consumer discretionary sector. Our large investment in eBay came under pressure as the market reacted negatively to the company investing more into future growth opportunities.

The Fund’s information technology holdings slightly underperformed the index holdings as a result of negative stock selection. The biggest positive contributors to performance were Cognizant and Marvell, which were partially offset by negative performance in Xilinx.

Finally, the Fund’s underweighting in the energy sector also hurt performance relative to the benchmark; however, we do have exposure and continue to be very selective with our investments in this sector.

C-1

APPENDIX D

SHAREHOLDER GUIDE

ADDITIONAL INFORMATION REGARDING THE FUNDS

Form of Organization

The Aggressive Growth Equities Fund and the Growth Equities Fund are both series of the Company, TCW Funds, Inc., a Maryland corporation and an open-end investment company registered under the 1940 Act. The Company is governed by a Board of Directors consisting of eight members.

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2005, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $125 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Length of Service	Title and Business Experience During Last Five Years*
R. Brendt Stallings (Growth Equities Fund and Aggressive Growth Equities Fund)	Over five years.	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Husam H. Nazer (Aggressive Growth Equities Fund)	Over five years.	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

*	Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Advisory Agreements

The Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Aggressive Growth Equities	1.00%
Growth Equities	1.00%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ semi-annual report to shareholders for the six months ended April 30, 2005.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

Distributor

TCW Brokerage Services (the “Distributor”), whose address 865 South Figueroa Street, Suite 1800, Los Angeles California 90017 serves as the non-exclusive distributor for both Funds.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the Funds contained in this Prospectus/Proxy Statement offer Class N and Class I shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers after NAV for the day is determined will receive that same day’s NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier) and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a higher price or lower than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

	Initial	IRA	Additional
Minimums	$2,000	$500	$250

The Company may waive the minimum for initial and subsequent investments. All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. If your check does not clear, you will be responsible for any loss a Fund incurs. You will be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange Fund shares for shares of the same class of any TCW Fund. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

A Medallion signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. In addition, shareholders are limited to one exchange in shares out of the same Fund during any 15 day period. Shareholders who exceed these numerical limits are still permitted to redeem their shares. Exceptions to these numerical limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exemptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

To the extent the Advisor is able to identify trading activity of beneficial shareholders, the Advisor monitors such trading directly and applies the restrictions set forth above. The Advisor is unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus accounts maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Advisor to monitor and detect excessive share trading activity through omnibus accounts is very limited, and there is no guarantee that the Advisor will be able to identify shareholders who may be engaging in excessive trading activity through omnibus accounts or to curtail such trading. Because, as described above, certain asset allocation programs and omnibus accounts may not be subject to the Funds’ numerical trading limits and/or may pose difficulties for the Advisor in monitoring excessive trading activity, it is possible for shareholders trading through such accounts could trade beyond the limits discussed above, which could have an adverse impact on Fund performance.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; or

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to TCW Fund to:

Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail
TCW Funds, Inc.
c/o U.S. Bancorp Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services LLC
Account No. 182380074993
Further Credit: TCW Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:
your name(s) and signature(s) as they appear on the account form your account number the Fund name the dollar amount you want to sell or exchange how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.
(800) 248-4486

Outside the U.S.
(414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the SAI.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the SAI and your tax Advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll fee number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (iii) to certain third parties as necessary to provide services for the Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Fund’s website. Top ten quarter-end holdings lists for each Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release the Funds’ Portfolio Holdings, as necessary, in conformity with these procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrators, as necessary for the provision of services to the Funds. No compensation is received by the Fund or the Advisor in connection with the disclosure of Portfolio Holdings information.

Shareholder Inquiries

To obtain information, by telephone call 1-800-FUND-TCW (386-3829).

By mail, write to:	TCW Funds, Inc. 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

On the Internet:	Text-only versions of Fund documents can be viewed on line or down loaded from the SEC’s website: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone (202) 942-8090) or by sending your request and duplicating fee to the SEC’s Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Portfolio Transactions

The Advisor will place orders to execute securities transactions that are designed to implement the Fund’s investment objectives and policies. The Advisor will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks (“brokers”) that provide “best execution” of these orders. In placing purchase and sale transactions, the Advisor may consider brokerage and research services provided by a broker to the Advisor or its affiliates, and each Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Advisor determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, the Advisor may place securities transactions with brokers that provide certain services to the Fund if the Advisor is satisfied that each Fund would receive best execution of the transaction from the broker.

Financial Highlights—Aggressive Growth Equities Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I or Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company’s financial statements, are included in the annual report, which is available upon request.

TCW Aggressive Growth Equities Fund

Class I Shares

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$12.18	$11.55	$7.80	$10.14	$28.11

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.11)	(0.12)	(0.10)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.65	0.75	3.85	(2.23)	(16.92)

Total from Investment Operations	0.54	0.63	3.75	(2.34)	(17.05)

Less Distributions:
Distributions from Net Realized Gain	—	—	—	—	(0.92)

Net Asset Value per Share, End of Year	$12.72	$12.18	$11.55	$7.80	$10.14

Total Return	4.43%	5.45%	48.08%	(23.08)%	(62.42)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$27,080	$64,007	$93,689	$60,328	$91,698
Ratio of Expenses to Average Net Assets	1.35%	1.23%	1.25%	1.22%	1.18%
Ratio of Net Investment (Loss) to Average Net Assets	(0.86)%	(0.98)%	(1.09)%	(1.06)%	(0.83)%
Portfolio Turnover Rate	57.17%	22.78%	45.52%	20.92%	25.47%

(1)	Computed using average shares outstanding throughout the period.

TCW Aggressive Growth Equities Fund

Class N Shares

	Year Ended October 31,
	2005		2004	2003	2002	2001
Net Asset Value per Share, Beginning of Period	$11.92		$11.35	$7.69	$10.05	$28.01

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.14)		(0.16)	(0.14)	(0.14)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	0.63		0.73	3.80	(2.22)	(16.86)

Total from Investment Operations	0.49		0.57	3.66	(2.36)	(17.04)

Less Distributions
Distributions from Net Realized Gain	—		—	—	—	(0.92)

Net Asset Value per Share, End of Period	$12.41		$11.92	$11.35	$7.69	$10.05

Total Return	4.20%		5.02%	47.60%	(23.41)%	(62.63)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,956		$26,286	$47,211	$23,443	$23,018
Ratio of Net Expenses to Average Net Assets	1.67	%(1)	1.64%	1.66%	1.62%	1.57	%(2)
Ratios of Net Investment (Loss) to Average Net Assets	(1.21)%		(1.139)%	(1.50)%	(1.46)%	(1.22)%
Portfolio Turnover Rate	57.17%		22.78%	45.52%	20.92%	25.47%

(1)	Computed using average shares outstanding throughout the period.
(2)	The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. This expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of net assets would have been 1.86% and 1.57% (the reimbursement is less than 0.01%) for the years ended October 31, 2005 and 2001, respectively.

Financial Highlights—Growth Equities Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I or Class N Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company’s financial statements, are included in the annual report which is available upon request.

TCW Growth Equities Fund

Class I Shares

	Year Ended October 31, 2005	March 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004
Net Asset Value per Share, Beginning of Period	$9.98	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.13)	(0.10)
Net Realized and Unrealized Gain on Investments	1.61	0.08

Total from Investment Operations	1.48	(0.02)

Net Asset Value per Share, End of Period	$11.46	$9.98

Total Return	14.83%	(0.20	)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,925	$11,567
Ratio of Net Expenses to Average Net Assets	1.62%	1.71	%(3)(4)
Ratio of Net Investment (Loss) to Average Net Assets	(1.20)%	(1.49	)%(3)
Portfolio Turnover Rate	57.18%	19.21	%(2)

(1)	Computed using the average shares outstanding throughout the period.
(2)	For the period March 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004 and not indicative of a full year’s operating results.
(3)	Annualized.
(4)	The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets would have been 2.82% for the period March 1, 2004 (Commencement of Operations) through October 31, 2004.

TCW Growth Equities Fund

Class N

	Year Ended October 31, 2005		March 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004
Net Asset Value per Share, Beginning of Period	$9.98		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.10)		(0.02)
Net Realized and Unrealized Gain on Investments	1.58		—

Total from Investment Operations	1.48		(0.02)

Net Asset Value per Share, End of Period	$11.46		$9.98

Total Return	14.83%		(0.20	)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$—	(3)	$—	(3)
Ratio of Net Expenses to Average Net Assets	1.67	%(5)	1.71	%(4)(5)
Ratio of Net Investment (Loss) to Average Net Assets	(0.95)%		(0.36	)%(4)
Portfolio Turnover Rate	57.18%		19.21	%(2)

(1)	Computed using average shares outstanding for the period.
(2)	For the period March 1, 2004 (Commencement of Operations) through October 31, 2004 and not indicative of a full year’s operating results.
(3)	Amount rounds to less than $1 (in thousands).
(4)	Annualized.
(5)	The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 5,104.46% for the year ended October 31, 2005 and 76.18% for the period March 1, 2004 (Commencement of Operations) through October 31, 2004.

APPENDIX E

Beneficial Ownership of Aggressive Growth Equities Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Aggressive Growth Equities Fund:

Name and Address	Class	% of Fund before Reorganization	% of Growth Equities Fund after Reorganization
Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104	I	20.17%	8.22%

Catholic Investment Trust 1 Cathedral Square Providence, RI 02903	I	16.75%	6.83%

Somsco Limited P.O. Box 1111 George Town, Grand Cayman British West Indies	I	8.26%	3.37%

John S. Edwards 410 Estates Drive Sacramento, CA 95864	I	5.37%	2.19%

Hubb & Co. c/o Bankers Trust Company 665 Locust Street Des Moines, IA 50309	I	5.28%	2.15%

National Financial Services Corp. 200 Liberty Street New York, NY 10281	N	55.13%*	55.09%*

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94102	N	17.25%	17.23%

*	For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the Aggressive Growth Equities Fund.

E-1

Beneficial Ownership of Growth Equities Fund

As of the Record Date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Growth Equities Fund:

Name and Address	Class	% of Fund before Reorganization		% of Growth Equities Fund after Reorganization
TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017	I	25.40%	*	14.78%

TIFKAT L.P. ARCO Center 1055 West 7th Street Los Angeles, CA 90017	I	18.12%		10.54%

Harold Frank Trust 5054 La Goleta Road Santa Barbara, CA 93117	I	7.61%		4.43%

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017	N	100%	*	1.08%

*	For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, this shareholder and its affiliates may be deemed to be controlling the Growth Equities Fund.

The votes of the shareholders of the Growth Equities Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

E-2

APPENDIX F

RISKS ASSOCIATED WITH INVESTMENTS IN DERIVATIVES BY THE GROWTH EQUITIES FUND

Risks Associated with Foreign Currencies

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Fund may not to be able to effectively use them.

Risks Associated with Options Transactions

The effective use of options depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

F-1

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Risks Associated With Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by the Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If the Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

The Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are “bona fide hedges” as defined by the CFTC. In connection with the purchase of sale of futures contracts, the Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is “covered” if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is “covered” if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund’s custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

F-2

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

F-3

PART B

TCW Growth Equities Fund

Statement of Additional Information

June 2, 2006

Acquisition of the Assets and Liabilities of the TCW Aggressive Growth Equities Fund (a series of TCW Funds, Inc.) 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	By and in Exchange for Shares of TCW Growth Equities Fund (a series of TCW Funds, Inc.) 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

This Statement of Additional Information is available to the shareholders of the TCW Aggressive Growth Equities Fund (the “Aggressive Growth Equities Fund”) in connection with a proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Aggressive Growth Equities Fund, a series of TCW Funds, Inc. (the “Company”) will be transferred to the TCW Growth Equities Fund (the “Growth Equities Fund”) in exchange for shares of the Growth Equities Fund.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated June 2, 2006 relating to the Reorganization of the Aggressive Growth Equities Fund (the “Prospectus/Proxy Statement”) may be obtained, without charge, by writing to TCW Funds at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or calling 1-800-FUND-TCW. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

This Statement of Additional Information consists of a cover page, Pro Forma Financial Statements of the Growth Equities Fund after giving effect to the proposed Reorganization described in the Prospectus/Proxy Statement, and the following documents incorporated by reference:

1.	The Statement of Additional Information of the Aggressive Growth Equities Fund and the Growth Equities Fund dated February 27, 2006.

2.	The Financial Statements of the Aggressive Growth Equities Fund included in the Annual Report of the Company for the year ended October 31, 2005.

3.	The Financial Statements of the Growth Equities Fund included in the Annual Report of the Company for the year ended October 31, 2005.

Pro Forma Financial Statements

Shown below are unaudited pro forma financial statements for the combined Growth Equities Fund, assuming the Reorganization, as more fully described in the combined Prospectus/Proxy Statement dated June 2, 2006, had been consummated as of October 31, 2005. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the period ended October 31, 2005 for each class of shares of each Fund.

Additional information regarding the performance of the Funds is contained in Appendix B and Appendix C to the Prospectus/Proxy Statement.

The first table presents pro forma Statements of Assets and Liabilities for the combined Growth Equities Fund. The second table presents pro forma Statements of Operations for the combined Growth Equities Fund. The third table presents pro forma Schedule of Investments for the combined Growth Equities Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

TCW Funds, Inc.	October 31, 2005

Combined Growth Equities Fund

Pro Forma Statements of Assets and Liabilities

(unaudited)

	TCW Aggressive Growth Equities Fund		TCW Growth Equities Fund		(Unaudited) Pro Forma Adjustments (References are to Pro Forma footnotes)		Pro Forma TCW Growth Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1) (2)	$50,245		$24,815		$—		$75,060
Receivables for Securities Sold	113		182		—		295
Receivables for Fund Shares Sold	3		—		—		3
Interest and Dividends Receivable	5		1		—		6

Total Assets	50,366		24,998		—		75,364

LIABILITIES
Payables for Securities Purchased	159		—		—		159
Payables for Fund Shares Redeemed	14		—		—		14
Payables Upon Return of Securities Loaned	8,052		—		—		8,052
Accrued Directors’ Fees and Expenses	7		7		—		14
Accrued Compliance Expense	—	[3]	—		—		—	[3]
Accrued Management Fees	33		26		—		59
Other Accrued Expenses	65		40		—		105

Total Liabilities	8,330		73		—		8,403

NET ASSETS	$42,036		$24,925		$—		$66,961

NET ASSETS CONSIST OF:
Paid-in Capital	$68,586		$21,217		$—		$89,803
Undistributed (Accumulated) Net Realized Gain (Loss) on Investments	(37,834)		(501)		—		(38,335)
Unrealized Appreciation on Investments	11,284		4,209		—		15,493
Undistributed Net Investment Income	—		—		—		—

NET ASSETS	$42,036		$24,925		$—		$66,961

NET ASSETS ATTRIBUTABLE TO:
I Class Shares	$27,080		$24,925		$—		$52,005

N Class Shares	$14,956		$—	[3]	$—		$14,956

K Class Shares	$—	[3]	$—		$—		$—

CAPITAL SHARES OUTSTANDING:
TCW Aggressive Growth Equities Fund I Class	2,128,619				(2,128,619	) (a)	—

TCW Aggressive Growth Equities Fund N Class	1,204,692				(1,204,692	) (b)	—

TCW Aggressive Growth Equities Fund K Class	13				(13	) (c)	—

TCW Growth Equities Fund I Class			2,175,356		2,363,019	(a)	4,538,375

TCW Growth Equities Fund N Class			10		1,305,021	(b)	1,305,031

NET ASSET VALUE PER SHARE (4):
I Class	$12.72		$11.46				$11.46

N Class	$12.41		$11.46				$11.46

K Class	$12.72

[1]	The identified cost for the TCW Aggressive Growth Equities Fund, the TCW Growth Equities Fund and the Pro Forma TCW Growth Equities Fund at October 31, 2005 was $38,961, $20,206 and $59,167, respectively.

[2]	The market value of securities lent for the TCW Aggressive Growth Equities Fund at October 31, 2005 was $7,898.

[3]	Amount rounds to less than $1.

[4]	Represents offering price and redemption price per share.

(a)	Acquisition by TCW Growth Equities Fund I Class of all assets of TCW Aggressive Growth Equities Fund I Class and issuance of TCW Growth Equities Fund I Class shares in exchange for all of the outstanding shares of TCW Aggressive Growth Equities Fund I Class.

(b)	Acquisition by TCW Growth Equities Fund N Class of all assets of TCW Aggressive Growth Equities Fund N Class and issuance of TCW Growth Equities Fund N Class shares in exchange for all of the outstanding shares of TCW Aggressive Growth Equities Fund N Class.

(c)	All TCW Aggressive Growth Equities Fund K Class shares will be redeemed prior to reorganization.

See accompanying Notes to Pro Forma Financial Statements.

TCW Funds, Inc.	October 31, 2005

Combined Growth Equities Fund

Pro Forma Statements of Operations

(unaudited)

	TCW Aggressive Growth Equities Fund	TCW Growth Equities Fund		(Unaudited) Pro Forma Adjustments (References are to Pro Forma footnotes)		Pro Forma TCW Growth Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$286	$65		$—		$351
Interest	16	10		—		26
Net Security Lending Income (2)	30	—		—		30

Total	332	75		—		407

Expenses:
Management Fees	690	178		—		868
Accounting Service Fees	16	6		(7	) (a)	15
Administration Fees	34	14		(7	) (a)	41
Transfer Agent Fees:
I Class	36	31		(27	) (a)	40
N Class	56	5		(5	) (a)	56
K Class	5	—		(5	) (a)	—
Custodian Fees	18	10		(4	) (b)	24
Professional Fees	39	19		(19	) (c)	39
Directors’ Fees & Expenses	15	15		(15	) (c)	15
Registration Fees:
I Class	23	11		(11	) (c)	23
N Class	14	—	[3]	—		14
K Class	2	—		(2	) (c)	—
Distribution Fees:
N Class	52	—		—		52
Compliance Expense	— [3]	—	[3]	1		1
Other	47	6		36	(d)(e)	89

Total	1,047	295		(65)		1,277
Less Expenses Borne by Investment Advisor:
N Class	39	5		(44	) (f)	—
K Class	8	—		(8	) (f)	—

Net Expenses	1,000	290		(13)		1,277

Net Investment Income (Loss)	(668)	(215)		13		(870)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on Investments	30,750	(238)		—		30,512
Change in Unrealized Appreciation (Depreciation) on Investments	(28,199)	3,811		—		(24,388)

Net Realized and Unrealized Gain (Loss) on Investments	2,551	3,573		—		6,124

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,883	$3,358		$13		$5,254

[1]	Net of foreign taxes withheld. Total amount withheld for the TCW Galileo Aggressive Growth Equities Fund and TCW Galileo Growth Equities Fund was less than $1 in each fund.

[2]	Net of broker fees.

[3]	Amount rounds to less than $1.

(a)	Accounting Services, Administration and Transfer Agent Fees each have a per class charge. Total number of classes will be reduced upon reorganization.

(b)	Custody out-of-pocket expenses will be reduced as this typically is a per Fund charge. Transaction charges will not be reduced.

(c)	A portion of Professional Fees (specifically Audit Fees) and Directors' Fees are charged on a per Fund basis

(d)	A portion of Other expenses is charged on a per Fund basis and some expenses will not apply to the acquiring Fund upon reorganization.

(e)	Amount includes estimated reorganization cost of $40,000.

(f)	Expenses will be reduced enough upon reorganization that the Fund would have been under its expense cap for the year ended October 31, 2005.

See accompanying Notes to Pro Forma Financial Statements.

TCW Funds, Inc.

Combined Growth Equities Fund

Pro Forma Schedule of Investments (unaudited)	October 31, 2005

Number of Shares				Value
TCW Aggressive Growth Equities Fund	TCW Growth Equities Fund	Pro Forma TCW Growth Equities Fund	Common Stock	TCW Aggressive Growth Equities Fund		TCW Growth Equities Fund		Pro Forma TCW Growth Equities Fund
			Advertising (1.4% of Net Assets)
15,700	12,550	28,250	Monster Worldwide, Inc.	$515,117	*+	$411,765	*	$926,882	*+

			Aerospace/Defense (1.4%)
22,500	12,900	35,400	Cogent, Inc.	597,375	*+	342,495	*	939,870	*+

			Banking & Financial Services (4.7%)
14,200	13,500	27,700	Commerce Bancorp, Inc.	432,674	+	411,345		844,019	+
—	24,700	24,700	E*TRADE Group, Inc.			458,185	*	458,185	*
11,475	13,350	24,825	SEI Investments Co.	445,230		517,980		963,210
18,200	8,500	26,700	Signature Bank	527,800	*	246,500	*	774,300	*
	1,900	1,900	T. Rowe Price Group, Inc.	—		124,488		124,488

			Total Banking & Financial Services	1,405,704		1,758,498		3,164,202

			Biological Products (0.8%)
—	14,400	14,400	MedImmune, Inc.	—		503,712	*	503,712	*

			Commercial Services (16.9%)
16,500	12,200	28,700	Advisory Board Co.	796,125	*	588,650	*	1,384,775	*
24,200	6,400	30,600	Alliance Data Systems Corp.	860,552	*+	227,584	*	1,088,136	*+
19,500	11,300	30,800	Bright Horizons Family Solutions, Inc.	779,415	*	451,661	*	1,231,076	*
11,700	9,750	21,450	Corporate Executive Board Co.	966,888		805,740		1,772,628
7,890	4,550	12,440	Ctrip.com International, Ltd. (ADR)	453,912		261,761		715,673
33,700	23,200	56,900	Resources Connection, Inc.	962,135	*	662,360	*	1,624,495	*
27,268	25,400	52,668	Robert Half International, Inc.	1,005,644		936,752		1,942,396
8,500	5,000	13,500	SINA Corp.	215,475	*+	126,750	*	342,225	*+
8,400	4,900	13,300	Strayer Education, Inc.	751,884		438,599		1,190,483

			Total Commercial Services	6,792,030		4,499,857		11,291,887

			Computer Services (18.2%)
13,473	6,600	20,073	CheckFree Corp.	572,602	*	280,500	*	853,102	*
9,700	5,750	15,450	ChoicePoint, Inc.	409,922	*	242,995	*	652,917	*
17,500	17,600	35,100	Cognizant Technology Solutions Corp.	769,650	*	774,048	*	1,543,698	*
9,900	5,800	15,700	F5 Networks, Inc.	515,097	*	301,774	*	816,871	*
34,239	—	34,239	Network Appliance, Inc.	936,779	*	—		936,779	*
34,400	21,050	55,450	Salesforce.com, Inc.	859,656	*+	526,039	*	1,385,695	*+
12,600	—	12,600	SRA International, Inc., Class A	413,532	*	—		413,532	*
7,500	4,400	11,900	Websense, Inc.	443,100	*	259,952	*	703,052	*
89,738	42,750	132,488	Yahoo!, Inc.	3,317,614	*	1,580,468	*	4,898,082	*

			Total Computer Services	8,237,952		3,965,776		12,203,728

			Computer Software (3.7%)
19,800	11,500	31,300	Navteq Corp.	774,576	*	449,880	*	1,224,456	*
87,620	—	87,620	Opsware, Inc.	450,367	*	—		450,367	*
35,300	—	35,300	Red Hat, Inc.	819,666	*+	—		819,666	*+

			Total Computer Software	2,044,609		449,880		2,494,489

			Electrical Equipment (1.1%)
14,500	8,600	23,100	Energy Conversion Devices, Inc.	448,630	*	266,084	*	714,714	*

Number of Shares				Value
TCW Aggressive Growth Equities Fund	TCW Growth Equities Fund	Pro Forma TCW Growth Equities Fund	Common Stock	TCW Aggressive Growth Equities Fund		TCW Growth Equities Fund		Pro Forma TCW Growth Equities Fund
			Electronics (4.1%)
16,300	9,900	26,200	Broadcom Corp. - Class A	692,098	*	420,354	*	$1,112,452	*
11,860	6,325	18,185	Hittite Microwave Corp.	273,966	*	146,108	*	420,074	*
15,700	10,300	26,000	Marvell Technology Group, Ltd.	728,637	*	478,023	*	1,206,660	*

			Total Electronics	1,694,701		1,044,485		2,739,186

			Foods, Hotels & Restaurants (2.0%)
8,300	4,900	13,200	P.F. Chang’s China Bistro, Inc.	379,642	*+	224,126	*	603,768	*+
13,200	7,700	20,900	The Cheesecake Factory	453,024	*	264,264	*	717,288	*

			Total Foods, Hotels & Restaurants	832,666		488,390		1,321,056

			Healthcare (7.6%)
13,413	8,700	22,113	Affymetrix, Inc.	609,353	*	395,241	*	1,004,594	*
10,776	11,300	22,076	Express Scripts, Inc.	812,618	*	852,133	*	1,664,751	*
16,504	10,000	26,504	Genentech, Inc.	1,495,262	*	906,000	*	2,401,262	*

			Total Healthcare	2,917,233		2,153,374		5,070,607

			Heavy Machinery (2.3%)
24,800	23,500	48,300	Smith International, Inc.	803,520		761,400		1,564,920

			Industrial - Diversified (0.7%)
—	12,150	12,150	MSC Industrial Direct Co.	—		463,887		463,887

			Insurance (0.7%)
—	12,500	12,500	National Interstate Corp.	—		212,125		212,125
12,240	7,050	19,290	Universal American Financial Corp.	181,152	*	104,340	*	285,492	*

				181,152		316,465		497,617

			Lodging (2.6%)
9,900	5,750	15,650	Four Seasons Hotels, Inc.	530,937	+	308,373		839,310	+
12,300	7,000	19,300	Wynn Resorts, Ltd.	574,164	*+	326,760	*	900,924	*+

			Total Lodging	1,105,101		635,133		1,740,234

			Medical Supplies (4.0%)
13,600	8,000	21,600	Foxhollow Technologies, Inc.	616,216	*+	362,480	*	978,696	*+
44,505	26,300	70,805	IntraLase Corp.	688,047	*+	406,598	*	1,094,645	*+
9,900	5,800	15,700	Kyphon, Inc.	396,891	*+	232,522	*	629,413	*+

			Total Medical Supplies	1,701,154		1,001,600		2,702,754

			Oil & Gas (7.0%)
—	11,000	11,000	BJ Services Co.	—		382,250		382,250
16,700	4,800	21,500	National-Oilwell Varco, Inc.	1,043,249	*	299,856	*	1,343,105	*
21,100	12,500	33,600	Plains Exploration & Production Co.	822,900	*	487,500	*	1,310,400	*
7,900	4,700	12,600	Ultra Petroleum Corp.	414,671	*	246,703	*	661,374	*
15,400	9,000	24,400	Whiting Petroleum Corp.	624,470	*	364,950	*	989,420	*

			Total Oil & Gas	2,905,290		1,781,259		4,686,549

			Pharmaceuticals (3.9%)
18,700	10,800	29,500	Cubist Pharmaceuticals, Inc.	377,927	*	218,268	*	596,195	*
21,100	12,250	33,350	Encysive Pharmaceuticals, Inc.	221,550	*	128,625	*	350,175	*
—	1,600	1,600	Invitrogen Corp.	—		101,744	*	101,744	*
11,200	7,950	19,150	Nektar Therapeutics	168,672	*+	119,727	*	288,399	*+
5,000	2,600	7,600	Neurocrine Biosciences, Inc.	264,100	*	137,332	*	401,432	*
21,100	12,950	34,050	Onyx Pharmaceuticals, Inc.	542,059	*+	332,686	*	874,745	*+

			Total Pharmaceuticals	1,574,308		1,038,382		2,612,690

Number of Shares				Value
TCW Aggressive Growth Equities Fund	TCW Growth Equities Fund	Pro Forma TCW Growth Equities Fund	Common Stock	TCW Aggressive Growth Equities Fund		TCW Growth Equities Fund		Pro Forma TCW Growth Equities Fund
			Retail (11.2%)
29,350	19,350	48,700	Amazon.com, Inc.	$1,170,478	*+	$771,678	*	$1,942,156	*+
14,100	8,100	22,200	Chico’s FAS, Inc.	557,514	*	320,274	*	877,788	*
72,178	29,000	101,178	eBay, Inc.	2,858,249	*	1,148,400	*	4,006,649	*
14,800	8,600	23,400	Urban Outfitters, Inc.	419,284	*+	243,638	*	662,922	*+

			Total Retail	5,005,525		2,483,990		7,489,515

			Telecommunications (5.3%)
60,101	12,800	72,901	Juniper Networks, Inc.	1,402,156	*	298,624	*	1,700,780	*
29,746	—	29,746	Research In Motion, Ltd.	1,829,082	*	—		1,829,082	*

			Total Telecommunications	3,231,238		298,624		3,529,862

			Total Common Stock (Cost: $51,166,318) (99.6%)	41,993,305		24,665,056		66,658,361

Principal Amount				Value
TCW Aggressive Growth Equities Fund	TCW Growth Equities Fund	Pro Forma TCW Growth Equities Fund	Short-Term Investments	TCW Aggressive Growth Equities Fund		TCW Growth Equities Fund		Pro Forma TCW Growth Equities Fund
			Money Market Investments (0.5%)
$126,811	—	$126,811	BGI Institutional Money Market Fund, 3.923%	$126,811	**	—		$126,811	**
83,860	—	83,860	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	83,860	**	—		83,860	**
128,879	—	128,879	Merrimac Cash Fund - Premium Class, 3.7%	128,879	**	—		128,879	**

			Total Money Market Investments	339,550	**	—		339,550

			Other Short-Term Investments (12.0%)
83,860	—	83,860	Bank of America, 3.77%, due 01/17/06	83,860	**	—		83,860	**
167,719	—	167,719	Bank of Montreal, 3.79%, due 11/01/05	167,719	**	—		167,719	**
167,721	—	167,721	Barclays Bank PLC, 3.891%, due 01/17/06	167,721	**	—		167,721	**
83,860	—	83,860	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	83,860	**	—		83,860	**
29,396	—	29,396	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	29,351	**	—		29,351	**
209,649	—	209,649	BNP Paribas, 4.01%, due 12/13/05	209,649	**	—		209,649	**
209,649	—	209,649	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	209,649	**	—		209,649	**
209,789	—	209,789	CIESCO, 4.003%, due 11/03/05	209,649	**	—		209,649	**
209,016	—	209,016	Compass Securitization LLC, 3.882%, due 11/09/05	208,387	**	—		208,387	**
419,298	—	419,298	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	419,298	**	—		419,298	**
41,930	—	41,930	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	41,930	**	—		41,930	**
167,719	—	167,719	Deutsche Bank, 3.8%, due 11/02/05	167,719	**	—		167,719	**
250,905	—	250,905	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	249,902	**	—		249,902	**
250,814	—	250,814	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	249,808	**	—		249,808	**
209,649	—	209,649	Fortis Bank, 3.85%, due 11/03/05	209,649	**	—		209,649	**
209,649	—	209,649	Fortis Bank, 4.01%, due 11/28/05	209,649	**	—		209,649	**
337,173	—	337,173	General Electric Capital Corp., 3.96%, due 12/05/05	335,438	**	—		335,438	**
628,947	—	628,947	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	628,947	**	—		628,947	**
208,960	—	208,960	Greyhawk Funding, 3.943%, due 11/17/05	208,276	**	—		208,276	**
209,649	—	209,649	Harris Trust & Savings Bank, 3.795%, due 11/04/05	209,649	**	—		209,649	**
125,789	—	125,789	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	125,789	**	—		125,789	**
199,282	149,531	348,813	Investors Bank & Trust Depository Reserve, 2.76%	199,282		149,531		348,813
251,063	—	251,063	Lexington Parker Capital, 3.952%, due 11/16/05	250,294	**	—		250,294	**
400,670	—	400,670	Merrill Lynch & Co., 4.053%, due 11/1/05	400,670	**	—		400,670	**

Number of Shares				Value
TCW Aggressive Growth Equities Fund	TCW Growth Equities Fund	Pro Forma TCW Growth Equities Fund	Common Stock	TCW Aggressive Growth Equities Fund		TCW Growth Equities Fund	Pro Forma TCW Growth Equities Fund
$252,403	—	$252,403	Park Avenue Receivables Corp., 3.933%, due 11/17/05	251,579	**	—	$251,579	**
168,355	—	168,355	Park Avenue Receivables Corp., 4.015%, due 11/29/05	167,719	**	—	167,719	**
210,290	—	210,290	Prefco, 3.932%, due 11/15/05	209,649	**	—	209,649	**
168,261	—	168,261	Prefco, 4.013%, due 11/23/05	167,719	**	—	167,719	**
126,325	—	126,325	Prefco, 4.037%, due 12/05/05	125,789	**	—	125,789	**
125,943	—	125,943	Sheffield Receivables Corp., 4.005%, due 11/08/05	125,789	**	—	125,789	**
335,438	—	335,438	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	335,438	**	—	335,438	**
530,665	—	530,665	Svenska Handlesbanken, 4.031%, due 11/01/05	530,665	**	—	530,665	**
209,649	—	209,649	UBS AG, 3.8%, due 11/03/05	209,649	**	—	209,649	**
209,649	—	209,649	UBS AG, 4.02%, due 12/01/05	209,649	**	—	209,649	**
301,895	—	301,895	Wells Fargo & Co., 3.96%, due 11/14/05	301,895	**	—	301,895	**

			Total Other Short-Term Investments	7,911,685		149,531	8,061,216

			Total Short-Term Investments (Cost: $8,400,766) (12.5%)	8,251,235		149,531	8,400,766

			Total Investments (Cost: $59,567,084) (112.1%)	50,244,540		24,814,587	75,059,127
			Liabilities in Excess of Other Assets (-12.1%)	(8,208,634)		110,151	(8,098,483)

			Net Assets (100.0%)	$42,035,906		$24,924,738	$66,960,644

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

*	Non-income producing.

**	Represents investment of security lending collateral (Note 3).

+	Security partially or fully lent (Note 3).

Pro Forma Investments by Industry *

Industry	Percentage of Net Assets
Advertising	1.4%
Aerospace/Defense	1.4
Banking & Financial Services	4.7
Biological Products	0.8
Commercial Services	16.9
Computer Services	18.2
Computer Software	3.7
Electrical Equipment	1.1
Electronics	4.1
Foods, Hotels & Restaurants	2.0
Healthcare	7.6
Heavy Machinery	2.3
Industrial - Diversified	0.7
Insurance	0.7
Lodging	2.6
Medical Supplies	4.0
Oil & Gas	7.0
Pharmaceuticals	3.9
Retail	11.2
Telecommunications	5.3
Short-Term Investments	12.5

Total	112.1%

*	These classifications are unaudited.

See accompanying Notes to Pro Forma Financial Statements

TCW Funds, Inc.

Combined Growth Equities Fund

Notes to Pro Forma Financial Statements

(Unaudited)

Note 1 — Basis of Combination

The unaudited Pro Forma Schedule of Investments, Pro Forma Statements of Assets and Liabilities and Pro Forma Statements of Operations reflect the accounts of the Aggressive Growth Equities Fund and Growth Equities Fund (the “Funds”) as of and for the year ended October 31, 2005. These statements have been derived from the Funds’ books and records utilized in calculating daily net asset value at October 31, 2005.

The pro forma statements give effect to the proposed transfer of assets and assumption of liabilities of the Aggressive Growth Equities Fund in exchange for shares of the Growth Equities Fund. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for the Aggressive Growth Equities Fund will not be restated. The pro forma statements reflect estimated expenses of $20,000 to each fund for carrying out their obligations under the Agreement and Plan of Reorganization.

The Pro Forma Schedule of Investments, Pro Forma Statements of Assets and Liabilities and Pro Forma Statements of Operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Reorganization SAI.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Note 3 — Security Lending

The Fund listed below has outstanding securities on loan at October 31, 2005. The loans were collateralized with cash which was invested in short-term instruments (amounts in thousands).

	Market Value of Loaned Securities	Collateral Value
Aggressive Growth Equities Fund	$7,868	$8,502

Note 4 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The Funds held no restricted securities (excluding 144A issues) at October 31, 2005.

Two Easy Ways to Vote

To vote by Telephone 1) Read the Prospectus/Proxy Statement and have your Proxy Card in hand. 2) Call 1-800-690-6903. 3) Follow the simple instructions.	To vote by Mail 1) Read the Prospectus/Proxy Statement. 2) Check the appropriate box on the Proxy Card below. 3) Sign and date the Proxy Card below. 4) Return the Proxy Card in the envelope provided.

If you vote by Telephone, do not return your card by mail.

TCW AGGRESSIVE GROWTH EQUITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 30, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Philip K. Holl, Alvin R. Albe, Jr. and Michael E. Cahill or any one or more of them, proxies, with full power of substitution, to vote all shares of TCW Funds Aggressive Growth Equities Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 on Friday, June 30, 2006 at 9:00 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an “x” in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

The approval of the Agreement and Plan of Reorganization which provides for: (i) the transfer of all of the assets and liabilities of the Fund to the TCW Growth Equities Fund (the “Growth Equities Fund”); (ii) an amendment to the Articles of Incorporation of TCW Funds, Inc. reclassifying the Class I and Class N shares of the Fund into Class I and Class N shares, respectively, of the Growth Equities Fund; (iii) the issuance of Class I and Class N shares, as applicable, of the Growth Equities Fund to holders of the Class I and Class N shares, respectively, of the Fund; and (iv) the subsequent complete liquidation of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

Signature	Date

Signature (if held jointly)	Date